MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended September 30, 2019 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect," “target,” “anticipate,” “intend,” “plan,” “seek," "estimate,” “potential,” “project,” "forecast," "outlook," or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” "might," or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this presentation, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes the tangible common equity capital ratio to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. This investor presentation also includes the adjusted efficiency ratio to enhance the comparability of MUAH's efficiency ratio when compared with other financial institutions. This presentation should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended September 30, 2019. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 2

Overview of U.S. Presence • Mitsubishi UFJ Financial Group (MUFG) U.S. franchise is the 11th largest among U.S. banks with combined total assets of $334 billion1 as of 6/30/2019 • Strong footprint in affluent West Coast markets complemented by national reach via Global Corporate & Investment Banking and PurePoint • Experienced local management team and a majority of independent board members • High quality loan portfolio with historically strong credit performance – non-performing assets and net charge-offs generally below peer group • Strong credit ratings and benefit from ownership by MUFG, one of the world’s largest financial organizations • Strong balance sheet with high-quality capital base and strong liquidity – Tier 1 risk-based capital ratio of 13.81% (vs. 11.51% reference banks average2) 1. Source: 6/30/19 FR Y-7Q 2. Reference banks consist of 13 CCAR-filing public regional banks (BBT, CFG, CMA, COF, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, ZION) plus the four largest U.S. money center banks (BAC, C, JPM, WFC). Reference Banks’ average based on reporting through October 25, 2019 (Source: SNL Financial) MUFG Americas Holdings Corporation Investor Presentation, 3Q19 3

MUFG has a Significant Presence in the U.S. Significant presence in the United States through MUFG Americas Holdings Corp. (MUAH), its Intermediate Holding Company, as well as through MUFG branches, collectively referred to as Combined U.S. Operations (CUSO) MUFG2 • Total Assets: $2.9 trillion, 5th largest globally • Loans: $998.7 billion • Locations: ~1,800 • Employees: ~150,000 across 50+ countries • Deposits: $1.7 trillion, 6th largest globally 9/30/19 assets: 9/30/19 assets: MUFG U.S. $142.4B $15.1B • Total Assets: $334 3 9/30/19 assets: billion th $8.9B • Loans: $188 billion, 8 largest among U.S. 3 9/30/19 assets: 9/30/19 assets: 9/30/19 assets: 9/30/19 assets: Banks 1 $134.7B $35.2B $3.3B $3.7B • Locations: 376 branches (incl. PurePoint)4 • Employees: ~13,250 FTE5 • Deposits: $182 billion3 1. Net of intercompany eliminations 2. MUFG: Total Assets, Loans, and Deposits as of 6/30/2019 using an exchange rate of USD 1.00 = JPY 107.79; global rankings for Total Assets and Deposits are as of 12/31/2018; locations, employees, and countries are as of 3/31/2019 3. MUFG U.S.: Total Assets of $334 billion, Loans of $188 billion, and Deposits of $182 billion; including intercompany adjustments as of June 30, 2019 4. Includes all U.S. branches and PurePoint financial centers 5. Source: MUAH's 12/31/2018 10-K filing, number of full-time equivalent (FTE) employees for MUAH only MUFG Americas Holdings Corporation Investor Presentation, 3Q19 4

Who We Are MUFG has grown to become MUFG Americas serves our one of the largest individual, corporate, and comprehensive financial groups institutional clients in the United in the world, building on over States, Canada, and Latin 360 years of financial expertise America Mitsubishi UFJ Financial Group (MUFG) MUFG Americas MUFG U.S. MUFG Americas Holdings Corporation (MUAH) MUFG U.S. includes MUAH, as well MUAH is a U.S. financial and bank as our MUFG Bank and MUTB U.S. holding company that includes branches, collectively referred to as MUFG Union Bank N.A., MUFG Combined U.S. Operations (CUSO) Securities Americas and all MUFG's non-branch U.S. subsidiaries MUFG Americas Holdings Corporation Investor Presentation, 3Q19 5

MUFG's Journey in the Americas We serve our corporate and investment banking clients under the MUFG Brand; our consumer, Corporate and Investment Integration wealth, and commercial MUFG builds global banking formed of U.S. Banking banking clients under the network of overseas Operations Union Bank brand; Union Bank, formerly bases comparable to Union Bank becomes under MUAH/ and our direct banking known as Bank of major banks of wholly owned subsidiary of MUFG Union Stephen Cummings is named business under the California, is formed Europe and U.S. MUFG Bank CEO for the Americas PurePoint brand 1864 1970s 2008 2014 2015 2017 Today 1880 1988 2010 - 2013 2016 2019 MUFG, formerly known MUFG acquires Acquired: Formation of MUAH as Intermediate Acquired Intrepid as Yokohama Specie Union Bank • Tamalpais Bancorp (2010) Regional Bank Holding Company Investment Bankers Bank, Bank of Tokyo, is ~$600 million assets under Single Consolidates MUFG U.S. formed Leadership Subsidiaries, including Acquired Trade • Frontier Bank (2010) MUFG Securities Americas Payable Services ~$3 billion assets (Enhanced Prudential (TPS), a leading Standards Implementation) supply chain finance • Pacific Capital Bancorp (2012) platform, from GE ~$6 billion assets Capital • Smartstreet (2012) Acquired First State ~$1 billion assets Investments (US) LLC as subsidiary of • First Bank (2013) MUFG Fund ~$550 million assets Services, a direct subsidiary of • PB Capital (2013) MUAH. ~$3.5 billion assets MUFG Americas Holdings Corporation Investor Presentation, 3Q19 6

Evolution of Strategic Plan FY2015 ~ FY2017 FY2018 ~ FY2020 Organizational Change Business Strategy • Integrated Retail and Commercial Banking units • Expand and diversify Regional Bank business under single leadership model and balance sheet (unsecured consumer • Enhanced Prudential Standards implementation lending, PurePoint, mortgage servicing rights) (Intermediate Holding Company formation in • Product / market expansion in Global Corporate & 2016) Investment Banking (e.g., leveraged finance, securitized products, supply chain finance) Business Strategy • Balance sheet optimization (e.g., liquidity and • Launched PurePoint Financial capital management) • Entered into unsecured consumer lending and credit card businesses Regulatory Compliance • Built MUFG capital markets platform • Further development of operational risk capabilities • Initiated balance sheet optimization Operational Efficiency Regulatory Compliance • Expand expense reduction initiatives • Enhanced liquidity & compliance areas • Launch of Technology Transformation program • Invested in operational risk capabilities in areas of (core banking, data, cloud) liquidity, IT risk, and compliance • Customer journey-based digitalization • Optimize capital efficiency (including capital Operational Efficiency distributions) • Implemented expense initiatives including spans and layers, and organizational simplification to Inorganic Opportunity fund above initiatives • Seek opportunities having high strategic alignment and return on equity contribution (e.g., Trade Payable Services and Intrepid Investment Bankers) MUFG Americas Holdings Corporation Investor Presentation, 3Q19 7

Key Strategic Initiatives Business Strategic Imperatives Develop Lean and Nimble Effectively Manage Risk and Meet Operating Model Through Regulatory Requirements Rewiring Drive Technology Transformation Execute on Strategic Business Initiatives & Enhance Profitability Select Priority Initiatives Global Corporate & Enterprise Regional Bank Investment Banking - U.S. Infrastructure Transformation & Financial Sponsors / Consumer Finance Support Unit Initiatives Leveraged Finance Deposit Gathering Working Capital Solutions Grow Commercial including Small Business & Business Rewiring MUFG Securitized & Warehoused Products Banking Risk and Regulatory Equity Margin Lending Drive Fees MUFG Americas Holdings Corporation Investor Presentation, 3Q19 8

Rewiring for the Future To effectively compete and meet our client's needs, we are pursuing a multi-year effort to reduce our cost base and drive continuous improvement. We are targeting a range of $250-$300 million in benefits for the first phase of the Rewiring Program by 20231, some of which will be offset by reinvestment in technology, regulatory compliance and growth initiatives. We are implementing the program through structural initiatives driven by four levers: Sourcing & Location Optimize our resource location strategy through Strategy leveraging strategic locations while evaluating all procurable expenses to drive efficiencies Lean & Automate Simplify our operations and automate manual processes to increase employee productivity Demand Streamline the work in support functions to eliminate Management unnecessary reporting and other low-value activities Organization & Break down silos and combine like functions in shared Consolidation service centers; increase spans and reduce layers Effort launched in 2018 to drive value to the bottom line with implementation and rigorous tracking; accompanied by organization change management program to sustain lower cost base over time; objective is to close cost gap to US peers. 1. Not including any potential reductions in expenses and associated fees transfer-priced to MUFG U.S. branches that may also result from the program MUFG Americas Holdings Corporation Investor Presentation, 3Q19

MUAH Key Business Segments Diversification across segments and products as illustrated through revenue and earnings mix. Key MUAH business segments1 consist of: Regional Global Corporate & Transaction MUFG Securities Bank Investment Banking - U.S.2 Banking Americas Provides banking products and Delivers a full suite of products Offers working capital Engages in capital markets services to individual and and services to large and mid- management and asset servicing origination transactions, domestic business customers in California, corporate customers based on solutions, including deposits and and foreign debt and equity Washington, and Oregon through industry-focused coverage teams, treasury management, trade securities transactions, private five major business lines: including credit as well as global finance, and institutional trust and placements, collateralized Consumer Banking, Commercial treasury management, capital custody to customers financings, and securities Banking, Real Estate Industries, market solutions, foreign borrowing and lending Wealth Markets, and PurePoint exchange, and interest rate risk transactions Financial which is a national products platform for non-footprint areas 3Q19 Revenues by Segment ($MM)4 3Q19 Net Income by Segment ($MM) $346 $86 23.5% $56 $6 $24 $709 48.2% $150 10.2% $75 5.1% $191 13.0% Regional Global Corporate & Transaction $(1,544) Bank Investment Banking - U.S. Banking MUSA Other³ Regional Bank Global Corporate & Transaction Banking MUSA Other³ Investment Banking - U.S. 1. Source: Form 10-Q for quarter end September 30, 2019 2. Marketed as Japanese Corporate and Investment Banking for Japanese corporate customers 3. Other includes Corporate Treasury, fees from affiliates and noninterest expenses associated with MUFG Bank, Ltd. branch banking operations 4. Numbers may not add to 100% due to rounding. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 10

Regional Bank Overview The Regional Bank is one of the largest regional bank holding companies in the United States, serving customers nationally through PurePoint Financial and in the West Coast leveraging the 150-year history and brand of Union Bank $71 Billion Loans1 $62 Billion Deposits1 Full-service branches in th Jumbo mortgage portfolio in the California, Oregon and 7 U.S.3 342 Washington th Commercial Real Estate th Retail deposit market share in 16 portfolio in the U.S.4 5 California (4.0%)6 Commercial & Industrial loans th Total deposit market share in the $9.3B as of 9/30/2019 17 U.S.7 Mid-market Commercial West PurePoint deposits as of ~7% Coast Share5 $7.1B 9/30/2019 Unsecured Consumer Loans Non-Interest Bearing Deposits $4.1B as of 9/30/20192 ~31% as of 9/30/2019 1. As of 9/30/2019 2. Does not include credit card portfolio 3. Source: Data as of 8/30/19, sourced from Inside Nonconforming Newsletter 4. Source: Commercial Mortgage Alert as of 12/31/17 5. Source: Based on % of lead relationships as a % of the total market, 2018 Greenwich Associates Market Tracking Program (Union Bank - CA/OR/WA - $20MM - 2B - Full Year 2018) 6. Source: SNL Financial as of 6/30/19, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, $500M deposit cap applied as a proxy for Retail deposits 7. Source: SNL Financial as of 6/30/19, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied MUFG Americas Holdings Corporation Investor Presentation, 3Q19 11

Regional Bank Lines of Business Consumer Commercial Real Estate Wealth PurePoint Financial Banking Banking Industries Markets AUM/AUA: $32B Loans: $44.3B Loans: $10.1B Loans: $14.8B Loans: $2.0B Deposits: $7.1B Deposits: $38.9B Deposits: $9.3B Deposits: $3.0B Deposits: $3.3B Revenue: $31.6MM Revenue: $1,347.0MM Revenue: $336.6MM Revenue: $244.9MM Revenue: $123.2MM • Branch Banking • Middle Market • Institutional Markets • Private Wealth • National Digital Bank • Private Banking • Business Banking • Regional Markets Management • Financial Centers • Mortgage Banking • Specialty Niches • Community • Trust & Estate (22 Financial Centers • Unsecured Lending • Professional Development Services across 6 markets) • Small Business Services Finance • Investment • SBA Lending • Commercial Management Mortgage • Brokerage Regional Bank Strategic Objectives Deepen existing Enhance operational Diversify and grow customer capabilities to achieve revenue streams on Grow deposits to fund relationships and customer and revenue Improve ROE and West Coast and select assets at an optimal increase acquisition objectives while efficiency ratio products on a cost of customers in target preparing the bank for national scale segment the future Financials are based on 9 months of data for the period ending 9/30/2019. Totals may not add up due to allocations MUFG Americas Holdings Corporation Investor Presentation, 3Q19 12

Global Corporate & Investment Banking - U.S. Key Products Corporate Loan Project Leasing & • Covers wholesale and investment Loans Syndications Finance Tax Equity banking customer loans across the United States included in MUAH's total commercial loan portfolio of 1 Funds Asset-based Equity Margin Supply Chain over $40 billion Finance Loans Lending Finance • Consists of industry segments across MUAH, which are served by a broad suite of products across Treasury Capital Markets M&A/Event MUAH, including credit, Transaction Management Rates and FX (Debt & Equity) Finance Banking and securities products Services Key Market Segments U.S.: Core Businesses: Strong Core Markets: Deeply  Growth Business: New  Key Market Globally Momentum Entrenched Investment • Strategy – Continue • Corporate Loans • Financial Institutions • Leveraged Finance Progression, “Up and to • Project Finance • Diversified Industrials • Supply Chain Finance the Left” • Leasing & Tax Equity • Power & Utilities • Equity Margin Lending • Objective – Trusted • Funds Finance • TMT Advisor • Asset-based Loans • Oil & Gas • Balance Sheet & • Capital Markets (IG • Public Finance Investment Supports Bonds) • Entertainment Finance Strategy • Treasury Mgmt. Services • Retail • Healthcare 1. As of September 30, 2019 MUFG Americas Holdings Corporation Investor Presentation, 3Q19 13

Multi-Year Transformation Focuses on Five Key Goals Client Experience Business Agility Effective Controls Collaboration Growth A differentiated user The ability for our An effective control A modern, A growth-oriented, experience for our businesses to move environment collaborative efficient enterprise for clients fast ◦ Improve and workplace for our our shareholder colleagues ◦ Delight clients with ◦ Pivot to an agile integrate controls ◦ Enable growth a seamless product operating model throughout the data ◦ Empower rich goals of our suite enabling their that allows more lifecycle knowledge sharing businesses via new technology financial goals rapid development ◦ Enhance straight- ◦ Support inorganic ◦ Provide effortless and launch through ◦ Streamline growth aspirations processing to processes with an access to the bank ◦ Deliver a flexible, ◦ Deliver committed across channels secure, and reduce operational end-to-end customer risk cost savings ◦ Anticipate client scalable view needs technology ◦ Leverage platform to capture automation to ◦ Worry about opportunities faster strengthen protecting our monitoring and risk clients, so they don’t management have to Leading to the Three Pillars of the Transformation Program Data Analytics Technology Core Banking and Modernization Transformation Functionality (API, Cloud, etc.) MUFG Americas Holdings Corporation Investor Presentation, 3Q19 14

Digitalization Roadmap: Journey Based Organization 1 CUSTOMER-CENTRIC OBJECTIVES Consumers “Make it safe “Make it “Make it “Do for “Think and secure” easy to do” faster” Me” for Me” Small Business 2 CUSTOMER-CENTRIC ORGANIZATION Leverage technology to enable and innovate digital customers’ Communication Education UI/UX DIGITAL banking experience CUSTOMER DIGITAL EXPERIENCE AWARENESS Research Coordination DIGITAL PRODUCTS & INNOVATION Enable & Innovate Chatbot Voice Banking Wearable IoT Technology Acquire Service Identify Pay Financial Account Channel Wellness Aggregation Integration 3 UTILIZING DATA & INSIGHTS Contactless Artificial Machine Learning Blockchain Intelligence -Test -Define Journeys -Learn 3. Optimize 1. Discover -Identify Pain Points -Improve Data 2. Active & Engage -Target customers -Personalize offer MUFG Americas Holdings Corporation Investor Presentation, 3Q19 15

Leadership Team and Board of Directors Stephen Cummings Kazuo Koshi MEO, Regional Executive for the Americas and MUFG MUFG MEO and Deputy Regional Executive for the Americas MEO of Global Corporate & Investment Banking Business Group MEO, Regional Executive for the Americas, Deputy Chief Executive, Global Corporate & Investment Banking MEO, Deputy REA and Executive in charge of Latin America and MUFG Bank MUFG Bank Business Unit and CEO for MUAH, Global Commercial Banking Canadian Regions Business Unit MUAH/MUB President & CEO MUAH/MUB PMO (as MUFG/MUFG Bank Deputy REA) GLOBAL CORPORATE & TRANSACTION BANKING FINANCE LEGAL INVESTMENT BANKING Kevin Cronin Ranjana Clark Johannes Worsoe Michael Coyne Head of Corporate & Investment Head of Transaction Banking Chief Financial Officer General Counsel Banking - North America REGIONAL BANK MUFG SECURITIES AMERICAS RISK HUMAN RESOURCES (MUSA) Stephen Cummings / William Mansfield Donna Dellosso Amy Ward Kevin Cronin Regional Head of Global Markets / Chief Risk Officer Chief Human Resources Officer Interim Co-Heads CEO MUSA JAPANESE CORPORATE CHIEF OF STAFF OPERATIONS & TECHNOLOGY CORPORATE ADMINISTRATIONS BANKING Daisuke Bito Masatoshi Komoriya Christopher Higgins Michael Thom Head of Japanese Corporate Chief of Staff Chief Information & Operations Chief Corporate Administrative Banking for the Americas Officer Officer Head of the Transformation Program Board Members Independent Board Members Shareholder Appointees • Masato Miyachi • Toby S. Myerson • Ann F. Jaedicke • Stephen Cummings • Roberta (Robin) A. Bienfait • Suneel Kamlani • Kazuo Koshi • Michael D. Fraizer • Barbara L. Rambo • Muneaki Tokunari • Mohan S. Gyani • Dean A. Yoost • Kazuto Uchida MEO: Managing Executive Officer REA: Regional Executive for the Americas MUFG Americas Holdings Corporation Investor Presentation, 3Q19 16

MUFG takes pride in our Achievements in Banking and Serving Our Communities MUFG Achievements 2017 Outstanding Rating Community Reinvestment Act Most Recent Performance Evaluation (2012—2014), Office of the Comptroller of the Currency 2018 Top Lead Arranger for Clean-Energy and Energy-Smart Technologies Financing Seven of Last Nine Years, Bloomberg’s New Energy Finance League Table 2018 Bloomberg Gender Equality Index 2019 Corporate Equality Index Earning a perfect score for the sixth consecutive year, Human Rights Campaign Foundation 2019 Best Regional Banks Kiplinger's 2019 Ranjana Clark and Bita Ardalan, Most Powerful Women in Banking American Banker Magazine Corporate Social Responsibility Commitment to Communities (CRA rating of outstanding) 48,213 hours 6,700+ $41 billion $11.1 billion Volunteer hours2 completed by New businesses created1 In total pledged commitments under In environmentally sustainable MUFG employees in 2018 our 5-year Community Service finance2 Action Plan2 40 million 34% $2.0 billion Families served1 Reduction commitment in In lending and investments to (through access to food / other programs) greenhouse gas emissions3 support affordable housing2 1. As of 12/31/2016 2. As of 12/31/2018 3. As of 3/31/2019 MUFG Americas Holdings Corporation Investor Presentation, 3Q19 17

Financial Summary for MUAH This section only includes financials and other disclosures for MUAH and excludes MUFG Americas operations outside of MUAH 18

2019 Third Quarter MUAH Results For the Three Months Ended September 30, June 30, September 30, (Dollars in millions) 2019 2019 2018 Results of operations: Net interest income $ 754 $ 777 $ 832 Noninterest income 717 649 626 Total revenue 1,471 1,426 1,458 Noninterest expense 2,770 1,154 1,059 Pre-tax, pre-provision income1 (1,299) 272 399 (Reversal of) provision for credit losses 95 56 64 Income before income taxes and including noncontrolling interests (1,394) 216 335 Income tax expense (benefit) (18) 20 35 Net income including noncontrolling interests (1,376) 196 300 Deduct: Net (income) loss from noncontrolling interests 4 3 6 Net (loss) income attributable to MUAH $ (1,372) $ 199 $ 306 Compared to the third quarter of 2018, net income decreased by $1,678 million • Net loss attributable to MUAH was $1.4 billion for the three months ended September 30, 2019, largely due to a $1.6 billion goodwill impairment charge recorded in the third quarter of 2019. • Total revenue was $1.5 billion, up $13 million from the third quarter of 2018 due to $91 million increase in noninterest income primarily due to fees from affiliates and trading account activities offset by $78 million decrease in net interest income caused by a decline in the net interest margin. • The provision for credit losses was $95 million for the three months ended September 30, 2019, compared with $64 million for the three months ended September 30, 2018. • The provision for credit losses in 2019 was primarily due to growth in unsecured consumer loan balances and the impact of specific reserves for certain impaired loans. • The provision for credit losses in 2018 was primarily due to the impact of specific reserves for credit losses on impaired loans during the third quarter of 2018. 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle MUFG Americas Holdings Corporation Investor Presentation, 3Q19 19

MUAH Wrote Down Goodwill by $1.6 billion • During the third quarter of 2019, due to the decline in interest rates and slower growth than previously forecasted, cash flow projections for certain reporting units were revised lower. As a result, MUAH initiated an interim quantitative impairment test of goodwill allocated to three reporting units: Consumer Banking, Commercial Banking and Real Estate Industries, and Global Corporate & Investment Banking-US (GCIB-US). • Upon completing the quantitative test, MUAH recorded an impairment charge of $1.6 billion, which represented the entire amount of goodwill allocated to Consumer Banking and a portion allocated to GCIB-US, which has $667 million allocated to goodwill remaining after the impairment. • The impairment charge did not result in a cash outflow and did not significantly affect the regulatory capital ratios or MUAH’s liquidity position as of September 30, 2019. • Estimated fair values of Consumer Banking and GCIB-US declined due to: ◦ Decline in interest rates through September 30, 2019 and a change in the MUAH's expectation that interest rates will remain lower than previously assumed. ◦ Updates to key loan growth and loan mix assumptions in the forecast to address MUAH's declining net interest margin. ◦ Reduction of the expected growth and cash flow contribution of new initiatives based on a revised economic outlook. ◦ Multiples selected to estimate fair values were also revised lower due to lower reporting unit earnings. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 20

MUAH Balance Sheet and Profitability Highlights as of Period End • $173.2 billion in total assets, of which MUB has $134.7 billion and MUSA has $35.2 billion • Assets comprised of high-quality mortgage / C&I loans ($89 billion) and highly liquid securities ($27 billion), among others • Strong deposit base ($97 billion) supported with wholesale funding Compared to the previous quarter: • Total assets increased $1.2 billion As of Period End driven by increased securities available for sale of $1.5 billion September 30, June 30, September 30, cash and cash equivalent of $0.9 (Dollars in millions) 2019 2019 2018 billion, and trading account assets Balance sheet (end of period) of $0.8 billion offset by a reduction Total assets $ 173,233 $ 172,010 $ 161,036 in goodwill ($1.6 billion), lower Total loans held for investment 88,693 88,468 83,653 Total securities 27,097 25,595 28,397 securities borrowed or Securities borrowed or purchased under repo 23,626 24,006 21,265 repurchased under repo ($0.4 Trading account assets 11,741 10,910 11,213 billion) and other assets ($0.3 Total deposits 96,671 94,588 87,811 billion) Securities loaned or sold under repo 29,581 28,917 27,032 Long-term debt 15,912 16,068 12,796 • Loans held for investment Trading account liabilities 3,188 3,805 4,029 increased primarily due to growth MUAH stockholders' equity 16,042 17,266 18,742 in the commercial and industrial, Performance ratios commercial mortgage and other Net interest margin 1,2 1.99% 2.03% 2.30% consumer loans portfolios partially Return on average assets 1 (0.77) 0.45 0.68 offset by a decrease in the Return on average MUAH stockholders' residential mortgage and home 1 equity (7.71) 4.53 5.92 equity portfolio Return on tangible common equity 1,4 5.90 5.93 7.47 Efficiency ratio 3 118.15 81.80 78.93 • Total deposits increased $2.1 Adjusted efficiency ratio 4 76.36 77.82 71.82 billion primarily due to money 1. Annualized based on year to date activity market and noninterest bearing 2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 21% for 2018 and 2019 3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income) deposits 4. Non-GAAP financial measure in our 10-Q for the quarters ended September 30, 2019 and June 30, 2019. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 21

Positive Balance Sheet Growth Trends Earning Asset Mix1 Loan Portfolio Composition2 Lease Financing, 1.4% Trading Assets & Other, 7.4% Securities Purchased Construction, 1.8% under Repo and Cash and Cash Commercial Residential Borrowed, 14.5% Equivalents, 5.4% Mortgage, 17.9% Mortgage & Home Equity, 44.8% Securities, 16.5% Loans, 56.2% Commercial & Industrial, 29.1% Other Consumer, 5.0% Earning Assets3 ($B) Deposit Growth4 ($B) +7.2% 9 4 5 6 7 +10.1% 11 12 13 13 11 23 23 20 21 22 32 31 32 33 27 28 27 27 26 32 87 88 89 83 85 10 12 15 17 17 4 4 4 4 4 9 10 10 9 9 33 34 33 33 33 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Loans Securities Money Market Savings Interest Checking Securities Purchased under Repo and Borrowed Trading Assets & Other Time Deposit Non-Interest Bearing Cash and Cash Equivalents 1. Average balance for the quarter ended September 30, 2019. May not total 100% due to rounding 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding 3. Average quarterly balances and growth rate may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 3Q19 4. Ending quarterly balances and growth rate may not total due to rounding 22

Strong Deposit Base Regional Bank Transaction Banking • Focus on growing core deposits with innovative new • Focus on key customer segments, with improved products and promotions customer segmentation and pricing strategies • Target nationwide customers via PurePoint to build • Align product and platform build-outs to increase PxV alternative funding source and drive core balance growth • Expand deposit and loan product offerings Deposit Breakdown ($B) Major Deposit Share in Key California Locations1,2 Metropolitan Statistical Area (MSA) / State Rank Share (%) $96.7 billion 3Q19 Deposits Santa Maria-Santa Barbara, CA 2 14.80 San Diego-Chula Vista-Carlsbad, CA 4 13.25 Transaction & Money Market Savings Salinas, CA 5 8.70 Los Angeles-Long Beach-Anaheim, CA 4 8.69 Time Non-Interest Bearing Fresno, CA 4 6.98 Oxnard-Thousand Oaks-Ventura, CA 5 5.82 Sacramento-Roseville-Folsom, CA 5 4.71 $32.6 Riverside-San Bernardino-Ontario, CA 6 4.08 34% $37.8 San Francisco-Oakland-Berkeley, CA 7 2.52 39% San Jose-Sunnyvale-Santa Clara, CA 10 2.24 Overall California 4 5.91 $17.2 $9.1 18% 9% 1. Source: SNL Financial as of 6/30/19, “Pro Forma” ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied 2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets MUFG Americas Holdings Corporation Investor Presentation, 3Q19 23

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Residential Mortgage and Other Consumer Loans1 Home Equity Portfolio Period-end Loan Balances and Net Charge-offs ($MM) Period-end Loan Balances and Net Charge-Offs ($MM) $40,309 $40,677 $40,647 $40,566 $39,693 3Q18 4Q18 1Q19 2Q19 3Q19 Residential Mortgage and Home Equity 3Q18 4Q18 1Q19 2Q19 3Q19 Net Charge-Offs $ (2) $ (1) $ — $ (1) $ (2) 1. Quarterly balances may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 3Q19 24

Residential Mortgage and Home Equity Loans Continue to Perform Well Residential Mortgage Performance Trends Home Equity Total Delinquency (30 days Past Due + in Foreclosure) 3 (30 Days + Past Due) 3,4 40.0% 3.5% 3.0% 30.0% 2.5% 2.0% 20.0% 1.5% 1.0% 10.0% 0.5% 0.0% 0.0% 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19 MUAH MBA-CA Conventional National Conventional MUAH National (SA) CA HE 30+ (NSA) MBA-CA Conventional ARM Residential Mortgage Portfolio as of September 30, 2019: • 36% interest-only (non-amortizing) • 65% weighted average LTV1 for the I/O portfolio • No subprime programs or option ARM loans • Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs • 80% of the consumer portfolio has a refreshed FICO score of 720 and above2 • 97% has an LTV less than or equal to 80% 1. At origination 2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans 3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association 4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag MUFG Americas Holdings Corporation Investor Presentation, 3Q19 25

Commercial Loan Portfolio Commercial loan balance remains stable in 3Q2019; net charge-offs continue to illustrate strong credit quality Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs (Recoveries) ($MM) MUFG Americas Holdings Corporation Investor Presentation, 3Q19 26

Commercial Real Estate Overview Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance Q3 2019 Property Type Breakdown Q3 2019 Geographic Distribution2 Unsecured: 5.4% Other: 15.0% Los Angeles: 20.7% Other: 14.9% Oregon: 2.4% Multi-Family: 37.8% llinois: 3.3% California Washington: 7.6% Orange: 8.9% Industrial: 65% 12.1% Secured 95% New York: 6.1% San Diego: 10.6% Retail: 15.2% Santa Clara: 4.5% Other: 15.5% Office: 14.5% Alameda: 3.1% San Bernadino: 2.2% Commercial Real Estate Statistics September 30, June 30, September 30, (Dollars in millions) 2019 2019 2018 Commitments $ 23,638 $ 23,370 $ 21,539 Commercial and Industrial 4,410 4,043 3,720 Commercial Mortgage 16,174 16,043 15,218 Construction 3,054 3,283 2,602 Outstandings 19,366 19,044 18,193 Commercial and Industrial 1,852 1,627 1,703 Commercial Mortgage 15,904 15,761 15,010 Construction 1,609 1,656 1,480 Nonperforming Loans 20 9 12 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios. 2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 27

Asset Quality Trends Nonaccrual Loans / Total Loans1,2 Net Charge-offs (Recoveries) / Average Loans1,4 1.0% 1.0% 0.72% 0.68% 0.57% 0.44% 0.47% 0.45% 0.5% 0.56% 0.52% 0.5% 0.41% 0.5% 0.59% 0.54% 0.36% 0.49% 0.49% 0.47% 0.31% 0.0% 0.03% 0.08% 0.09% 0.0% -0.5% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3 MUAH Reference Banks' Average MUAH Reference Banks' Average3 Criticized5 & Nonaccrual Loans / Total Loans Nonperforming Assets by Loan Type ($MM) 5.00% $700 3 1 4.00% Commercial & 20 Industrial $600 19 3.00% 124 120 Commercial 1.99% 2.01% $500 1.80% 1.74% 1 12 3 Mortgage 2.00% 1.46% 9 19 1 $400 20 Residential 1.00% 0.72% 0.68% 0.49% 0.49% 0.47% Mortgage & Home 111 121 139 Equity 0.00% $300 12 12 20 3Q18 4Q18 1Q19 2Q19 3Q19 Other Consumer 478 454 $200 OREO 0.37% Criticized Percent of Total Loans Held For Investment 268 269 0.35% 258 $100 0.26% 0.25% 0.24% NPA / Total Assets Nonaccrual Loans % of Total Loans Held For Investment $0 3Q18 4Q18 1Q19 2Q19 3Q19 1. Source: SNL Financial and company reports 2. Total Loans for MUAH is based on Total Loans Held for Investment; Total Loans for Reference Banks' Average is based on gross loans which includes loans held for sale 3. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through October 31, 2019 (Source: SNL Financial) 4. Annualized ratio 5. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status MUFG Americas Holdings Corporation Investor Presentation, 3Q19 28

Strong Liquidity Position and Diverse Funding Mix • Strong liquidity position – as of quarter ended June 30, 2019, MUAH’s modified LCR ratio was 148% vs. 121% for core peers • Unpledged securities of $24.8 billion (as of 9/30/2019); ability to meet expected obligations for at least 18 months without access to funding • Key sources of funding consist primarily of deposits ($96.7 billion as of 9/30/2019), supplemented by wholesale funding ($24.5 billion as of 9/30/2019) • Diversified wholesale funding mix, including borrowings from the parent (Total Loss Absorbing Capacity debt), capital markets, and Federal Home Loan Bank (FHLB) of San Francisco • Unused FHLB capacity is $20.9 billion (as of 9/30/2019) MUAH Liquidity Coverage Ratio (As of 6/30/2019) MUAH Funding Profile (As of 9/30/2019) 1 Core peer (modified LCR) $ in billions avg. 121% MUAH 148% FHLB 14.1 HBAN 148% KEY 141% TLAC 6.6 BBT 129% MTB 120% TERM DEBT 2.1 CFG 117% RF 115% FED FUNDS/CP 0.5 FITB 113% OTHER BORROWINGS² 1.4 STI 112% 1. Core peer set are BBT, CFG, CMA, FITB, HBAN, KEY, MTB, RF, STI. CMA is not required to disclose LCR (as assets are under $100 billion) 2. Includes non-recourse debt MUFG Americas Holdings Corporation Investor Presentation, 3Q19 29

High Quality Investment Portfolio 1 Investment Portfolio Commentary ($ in billions) • Agency residential mortgage-backed securities consist of securities guaranteed by a U.S. government corporation, such as Ginnie Mae, or a government-sponsored agency such as Freddie Mac or Fannie Mae • Commercial mortgage-backed securities are collateralized by commercial mortgage loans and are generally subject to prepayment penalties • CLOs consist of structured finance products that securitize a diversified pool of loan assets into multiple classes of notes • Other debt securities primarily consist of direct bank purchase bonds, which are not rated by external credit rating agencies Investment Portfolio Distribution2 US Treasury and Govt-Agency: 21.0% RMBS: 3.1% CMBS: 9.4% CLOs: 5.6% Direct Bank Purchase Bonds: 3.5% Agency MBS: 56.6% Other: 0.8% 1. Source: Fair value of securities in MUAH 10Q Filings as of September 30, 2019 and June 30, 2019 respectively 2. Source: MUAH 10Q Filing as of September 30, 2019 MUFG Americas Holdings Corporation Investor Presentation, 3Q19 30

High Quality Securities Financing Portfolio (MUSA) as of 9/30/19 Securities Financing Maturity Profile • Securities financing activity largely conducted through MUSA 25,000 $21,373 • Securities financing portfolio is primarily 20,000 collateralized by high quality, liquid assets • Approximately 88% is collateralized by U.S. ) s 15,000 n o $12,248 i l Treasuries and Agency MBS and 12% is l i M ( $ 10,000 $8,685 backed by equities, credit and other $7,917 $6,500 $5,382 $4,809 • Robust risk management framework governs 5,000 $1,989 secured financing profile including guidelines 0 and limits for tenor gaps, counterparty 1 O/N and Continuous 2-30 days 31-90 days > 90 days concentration and stressed liquidity outflows Assets Liabilities Assets Liabilities 5.7% 4.2% 1.6% 4.8% 3.3% 5.0% U.S. Treasury & Government Agencies Agency MBS 47.8% Corporate Bonds 53.5% 34.3% 39.7% Other Debt Equities 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory MUFG Americas Holdings Corporation Investor Presentation, 3Q19 31

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($MM) +200 bps 12-month horizon Gradual parallel yield curve shift over -100 bps For additional information regarding estimates and assumptions used in our net interest income sensitivity analysis see “Market Risk Management - Interest Rate Risk Management” in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2018 Form 10-K. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 32

Strong and High Quality Capital Base MUAH's capital ratios exceed the average of the Reference Banks1 Reference Banks' Average1 MUAH Capital Ratios September 30, September 30, Capital ratios: 2019 2019 June 30, 2019 March 31, 2019 December 31, 2018 Regulatory: Common Equity Tier 1 risk-based capital ratio 10.32% 13.81% 13.82% 13.95% 13.96% Tier 1 risk-based capital ratio 11.51 13.81 13.82 13.95 13.96 Total risk-based capital ratio 13.55 14.48 14.49 14.60 14.60 Tier 1 leverage ratio 9.32 8.62 8.68 8.70 8.77 Other: Tangible common equity ratio2 8.23 8.19 8.12 7.96 7.89 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules. • In February 2019, the FRB granted MUAH and other Large and Non-Complex firms one-time administrative burden relief from participating in the 2019 CCAR cycle • However, MUAH remains subject to U.S. Capital Plan Rule and internal stress testing regulations and completed, with Board approval, its Annual Capital Plan in March 2019: ◦ Planned Capital Actions contained within the Annual Capital Plan were submitted as required to the FRB and fall below the FRB calculations for maximum pre-approval limits • As part of the one-time regulatory administrative burden relief, the FRB also granted MUAH one-time relief from 2019 Mid-Cycle DFAST stress testing requirements 1. Reference Banks consist of 13 CCAR-filing public regional banks listed on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through October 24, 2019 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, and 10-K for the year ended December 31, 2018. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 33

Strong Credit Ratings For the rating agencies, strong capital and conservative asset quality help offset MUAH’s lower profitability and a higher level of wholesale funding relative to peers Senior Unsecured / ST Moody’s S&P1 Fitch2 Reference Banks’ Credit Ratings (9/30/19) Holding Company Ratings Bank Ratings Long-term ratings S&P Moody's Fitch S&P Moody's Fitch Mitsubishi UFJ A1 A- A Financial Group, Inc. U.S. Bancorp A+ A1 AA- AA- A1 AA- Parent P-1 - F1 Wells Fargo & Company A- A2 A+ A+ Aa2 AA- Bank of America Corp. A- A2 A+ A+ Aa2 AA- JPMorgan Chase & Co. A- A2 AA- A+ Aa2 AA BB&T Corporation A- A2 A+ A A1 A+ MUFG Bank, Ltd. A1 A A MUAH A- A2 A A A2 A OpCo P-1 A-1 F1 PNC Financial Services A- A3 A+ A A2 A+ M&T Bank A- A3 A A A3 A Citigroup Inc. BBB+ A3 A A+ Aa3 A+ MUFG Americas Holdings A2 A- A Comerica BBB+ A3 A A- A3 A Corporation - A-2 F1 Fifth Third Bancorp BBB+ Baa1 A- A- A3 A- Intermediate Holding Co. KeyCorp BBB+ Baa1 A- A- A3 A- SunTrust Banks BBB+ Baa1 A- A- Baa1 A- A2 A(1) A Huntington BBB+ Baa1 A- A- A3 A- MUFG Union Bank, N.A. Capital One Financial Corp. BBB Baa1 A- BBB+ Baa1 A- (OpCo) P-1 A-1 F1 Citizens Financial Group BBB+ NR BBB+ A- Baa1 BBB+ Regions Financial Corp. BBB+ Baa2 BBB+ A- Baa2 BBB+ Zions Bancorporation - - - BBB+ Baa2 BBB MUFG Securities A A N/R Americas Inc. A-1 F1 Broker Dealer 1. On April 16, 2018, S&P revised MUAH and MUB’s outlook to positive from stable. The change in outlook is followed by S&P’s revision to the MUFG Group’s outlook to positive from stable which was a result of S&P revising the outlook on Japan’s long-term sovereign rating as a result of healthier economic prospects to positive from stable. 2.On October 23, 2019, Fitch revised MUFG's outlook to negative from stable reflecting the pressure on the group's ability to navigate the challenging environment to restore profitability. On October 29,2019, Fitch affirmed MUAH, MUB and MUSA's ratings with a stable outlook. MUFG Americas Holdings Corporation Investor Presentation, 3Q19 34

Appendix 35

MUAH Unsecured Long-Term Debt Outstanding and Maturity Schedule1 As of September 30, 2019 MUFG Americas Holdings Corp. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $400MM 3.50% Notes due 6/2022 $1,625MM Floating Rate Term Loan due 12/2021 -- -- $400MM 3.00% Notes due 2/2025 $3,250MM Floating Rate Term Loan due 12/2022 $125MM Floating Rate Term Loan due 12/2022 $1,625MM Floating Rate Term Loan due 12/2023 €21.3MM Floating Rate Term Loan due 12/2023 MUFG Union Bank, N.A. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $1000MM 3.15% Notes due 4/2022 -- -- $300MM Floating Rate Notes due 3/2022 Other MUAH Subsidiaries Senior Subordinated Preferred External Issued to MUFG Bank / Affiliates External Issued to MUFG Bank / Affiliates -- $250MM Floating Rate Term Loans due 12/2020 - 5/2021 -- -- $149MM Fixed Rate Term Loans due 11/2019 - 6/2023 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt, FHLB Loans and capital leases 2. Based on various float and fixed rate borrowings due between 2019 and 2023 MUFG Americas Holdings Corporation Investor Presentation, 3Q19 36

Contacts Contacts Daniel Weidman Brittni Danielian Managing Director, Corporate Communications Investor Relations 213-236-4050 415-765-3188 daniel.weidman@unionbank.com brittni.danielian@unionbank.com Investor Relations MUFG Americas Holdings Corporation 212-782-6872 DebtCapitalMarketsIR@unionbank.com MUFG Americas Holdings Corporation Investor Presentation, 3Q19 37